EXHIBIT 4.1

             NUMBER

                                        CELSION                         SHARES


          COMMON STOCK

       INCORPORATED UNDER         CORPORATION           SEE REVERSE FOR CERTAIN
        THE LAWS OF THE                                       DEFINITIONS
       STATE OF DELAWARE

THIS CERTIFIES THAT
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $.01 PAR VALUE, OF


                               CELSION CORPORATION

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and facsimile signatures of its duly authorized officers.

 Dated:                     [Celsion Corporation]

      /s/ JOHN MON         CORPORATE                 /s/ AUGUSTINE Y. CHEUNG
      SECRETARY            SEAL                      CHAIRMAN OF THE BOARD
                           DELAWARE]

Countersigned: AMERICAN STOCK TRANSFER & TRUST COMPANY

BY        Transfer Agent Authorized Officer

    The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM   -- as tenants in common         UNIF GIFT MIN ACT--......Custodian....
TEN ENT   --as tenants by the entireties           .........  (Cust)     (Minor)


JT TEN   -- as joint tenants with right          under Uniform Gifts to Minors
            of survivorship and not as           ct.............................
            tenants in common            .........              (State)

    Additional abbreviations may also be used though not in the above list.

    For value received,___________________hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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___________________________________shares  of the capital stock  represented by the

within Certificate, and do hereby irrevocably constitute and appoint____________

____________________________________________________________________Attorney  to
transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated____________________

                                       -----------------------------------------
                              NOTICE:     THE SIGNATURE TO THIS ASSIGNMENT MUST
                                       CORRESPOND WITH THE NAME AS WRITTEN UPON
                                       THE FACE OF THE CERTIFICATE IN EVERY
                                       PARTICULAR, WITHOUT ALTERATION OR
                                       ENLARGEMENT OR ANY CHANGE WHATEVER.

                                       -----------------------------------------
          SIGNATURE(S)                 GUARANTEED:         THE
                                       SIGNATURE(S)  SHOULD BE
                                       GUARANTEED     BY    AN
                                       ELIGIBLE      GUARANTOR
                                       INSTITUTION     (BANKS,
                                       STOCKBROKERS,   SAVINGS
                                       AND  LOAN  ASSOCIATIONS
                                       AND CREDIT  UNIONS WITH
                                       MEMBERSHIP     IN    AN
                                       APPROVED      SIGNATURE
                                       GUARANTEE     MEDALLION
                                       PROGRAM),  PURSUANT  TO
                                       S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

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